UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 26, 2025
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OP BANCORP
(Exact name of registrant as specified in its charter)
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California	001-38437	81-3114676
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Wilshire Blvd., Suite 500, Los Angeles, CA		90017
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (213) 892-9999

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	OPBK	NASDAQ Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders

On June 26, 2025, OP Bancorp (the “Company”), the holding company for Open Bank, held its 2025 annual meeting of shareholders (the “Annual Meeting”). The Company’s shareholders considered four proposals at the Annual Meeting, each of which was described in more detail in the Company’s definitive proxy statement (the “2025 Proxy Statement”) for the Annual Meeting, which was filed with the Securities and Exchange Commission on May 16, 2025. There were 11,062,842 shares represented by valid proxies or voted at the Annual Meeting, or 74.50% of the total shares outstanding. At the Annual Meeting, shareholders voted on the following matters: (i) elected all of the seven director nominees named in the 2025 Proxy Statement for a one-year term expiring at the 2026 annual meeting of shareholders (“Proposal 1”), (ii) approved, on a non-binding, advisory basis, the 2024 compensation of the Company’s named executive officers (“Proposal 2”), (iii) voted, on a non-binding, advisory basis, on the frequency of future non-binding, advisory votes on the compensation of the Company’s named executive officers (“Proposal 3”); (iv) ratified the appointment of Crowe LLP as the Company’s independent registered public accounting firm for 2025 (“Proposal 4”). Final voting results from the meeting are as follows:
Proposal 1 - Election of Directors

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Hyung J. Kim	8,626,080	303,312	2,133,450
Min J. Kim	8,625,990	303,402	2,133,450
Sunny Kwon	8,630,232	299,160	2,133,450
Sang K. Oh	8,727,714	201,678	2,133,450
Yong Sin Shin	8,704,030	225,362	2,133,450
Myung Shin Sohn	8,867,990	61,402	2,133,450
Ki Won Yoon	8,842,334	87,058	2,133,450

Proposal 2 - Advisory Vote on Executive Compensation

Votes For	Votes Against	Abstain	Broker Non-Votes
8,574,990	296,287	58,115	2,133,450

Proposal 3 - Advisory Vote on Frequency of Shareholder Vote Regarding Executive Compensation

Votes For One Year	Votes for Two Years	Votes for Three Years	Abstain	Broker Non-Votes
8,535,724	2,472	377,840	13,356	2,133,450

Proposal 4 - Ratification of Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstain
10,957,544	101,641	3,657
No other matters were submitted for shareholder action.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OP Bancorp

Date: June 26, 2025	By:	/s/ Jaehyun Park
Jaehyun Park
Executive Vice President and Chief Financial Officer
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